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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        CAYMAN ISLANDS                  0-22483              73-468669
(STATE OR OTHER JURISDICTION OF       (COMMISSION         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NO.)



                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 26, 2003, Seven Seas Petroleum Inc. (Pink Sheets OTC:
"SVSSF") announced the closing of the sale of its Colombian subsidiaries' interest in the shallow Guaduas Oil Field inclusive of the 40-mile Guaduas-La Dorada Pipeline to Sociedad Internacional Petrolera, S.A. (Sipetrol) for $20 million, subject to certain adjustments and taxes.

         A copy of the press release issued by the Company on February 26, 2003 reporting the closing is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

         (c) Exhibits

         Exhibit 99.1 - Press Release of Registrant dated February 26, 2003.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SEVEN SEAS PETROLEUM INC.


Date: February 27, 2003

                                          By: /s/ Ronald A. Lefaive
                                              ----------------------------------
                                              Ronald A. Lefaive
                                              Vice President of Finance and
                                              Chief Financial Officer


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                               INDEX TO EXHIBITS



Exhibit 99.1  -  Press Release of Registrant dated February 26, 2003.